SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          _____________


                           FORM 8-K/A

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported) September 30, 1997


                Super Vision International, Inc.
     (Exact name of registrant as specified in its charter)

     Delaware            0-23590             59-3046866
     -----------         ----------          ---------------
     (State of other     (Commission         (IRS Employer
     jurisdiction)       File Number)        Identification No.)

          8210 Presidents Drive, Orlando, Florida 32809
       (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code  (407) 857-9900
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     This Amendment (the "Amendment") supplements the Reports on Form 8-K filed with the Securities and Exchange Commission ("SEC") on October 6, 1997, October 9, 1997 and October 17, 1997 (collectively the "Reports") by Super Vision International, Inc. (the "Registrant") regarding the Changes in Registrant's Certifying Accountant.

(a) The SEC had requested that the Registrant's former certifying accountants ("C&L") submit a letter evidencing its position with regard to the Registrant's Reports. The Reports detailed a disagreement between the Registrant and C&L. C&L's letter, a copy of which is attached as an exhibit hereto, sets forth its position with respect to the Reports and the disagreement.

(b) The Registrant has engaged Ernst & Young LLP ("E&Y") to serve as its principal accountant. During the last two fiscal years and the subsequent interim period to the date hereof, E&Y did not consult with the Registrant regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     16. Letter dated November 25, 1997, from the Registrant's former Certifying Accountant regarding the Reports.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                              SUPER VISION INTERNATIONAL, INC.


Date:  December 12, 1997      By:/s/John Stanney
                                   John Stanney
                                   President